Exhibit 99
					    Joint Filer Information



Name:    Spectrum Equity Investors IV, L.P.

Address: c/o Spectrum
Equity Investors
	    One International Place
	    Boston,
Massachusetts 02110

Designated Filer: Spectrum Equity Investors IV,
L.P.

Issuer & Ticker Symbol: Consolidated Communications Holdings,
Inc. (CNSL)

Date of Event Requiring Statement: July 21, 2005


Shares beneficially owned - Direct: 6,760,011	   Indirect: 743,992


Signature: /s/ James N. Pepin								   7/21/05

		---------------------------------------------------------------------

		James N. Pepin, by power of attorney for Spectrum Equity Investors IV,
L.P.



Name:    Spectrum IV Investment Managers' Fund L.P.


Address: c/o Spectrum Equity Investors
	    One International Place

Boston, Massachusetts 02110

Shares Directly Beneficially Owned:
80,501

Designated Filer: Spectrum Equity Investors IV, L.P.


Issuer & Ticker Symbol: Consolidated Communications Holdings, Inc. (CNSL)


Date of Event Requiring Statement: July 21, 2005


Signature:
/s/ James N. Pepin								   7/21/05

		---------------------------------------------------------------------

		James N. Pepin, by power of attorney for Spectrum IV Investment
Managers' Fund L.P.

Name:    Spectrum Equity
Investors Parallel IV, L.P.

Address: c/o Spectrum Equity Investors

One International Place
	    Boston, Massachusetts 02110

Shares
Directly Beneficially Owned:  39,907

Designated Filer: Spectrum Equity
Investors IV, L.P.

Issuer & Ticker Symbol: Consolidated Communications
Holdings, Inc. (CNSL)

Date of Event Requiring Statement: July 21, 2005



Signature: /s/ James N. Pepin								   7/21/05

		---------------------------------------------------------------------

James N. Pepin, by power of attorney for Spectrum Equity Investors Parallel IV, L.P.



Name:    Spectrum Equity Investors III, L.P.


Address: c/o Spectrum Equity Investors
	    One International Place

	    Boston, Massachusetts 02110

Shares Directly Beneficially Owned:
598,640

Designated Filer: Spectrum Equity Investors IV, L.P.


Issuer & Ticker Symbol: Consolidated Communications Holdings, Inc. (CNSL)


Date of Event Requiring Statement: July 21, 2005


Signature:
/s/ James N. Pepin								   7/21/05

		---------------------------------------------------------------------

James N. Pepin, by power of attorney for Spectrum Equity Investors III,
L.P.

Name:    SEI III Entrepreneurs' Fund L.P.


Address: c/o Spectrum Equity Investors
	    One International Place

	    Boston, Massachusetts 02110

Shares Directly Beneficially Owned:
18,708

Designated Filer: Spectrum Equity Investors IV, L.P.


Issuer & Ticker Symbol: Consolidated Communications Holdings, Inc. (CNSL)


Date of Event Requiring Statement: July 21, 2005


Signature:
/s/ James N. Pepin								   7/21/05

		---------------------------------------------------------------------

		James N. Pepin, by power of attorney for SEI III Entrepreneurs' Fund
L.P.



Name:    Spectrum III Investment Managers' Fund L.P.


Address: c/o Spectrum Equity Investors
	    One International Place

Boston, Massachusetts 02110

Shares Directly Beneficially Owned:  6,236


Designated Filer: Spectrum Equity Investors IV, L.P.

Issuer &
Ticker Symbol: Consolidated Communications Holdings, Inc. (CNSL)

Date
of Event Requiring Statement: July 21, 2005


Signature: /s/ James N.
Pepin								   7/21/05

		---------------------------------------------------------------------

		James N. Pepin, by power of attorney for Spectrum III Investment
Managers' Fund L.P.

Name:    Spectrum Equity
Associates IV, L.P.

Address: c/o Spectrum Equity Investors
	    One
International Place
	    Boston, Massachusetts 02110

Designated
Filer: Spectrum Equity Investors IV, L.P.

Issuer & Ticker Symbol:
Consolidated Communications Holdings, Inc. (CNSL)

Date of Event
Requiring Statement: July 21, 2005

Shares Indirectly Beneficially
Owned: 6,799,918

Signature: /s/ James N. Pepin								   7/21/05

----------------------------------------------------------------------

James N. Pepin, by power of attorney for Spectrum Equity Associates IV,
L.P.



Name:    Spectrum Equity Associates III, L.P.

Address:
c/o Spectrum Equity Investors
	    One International Place
	    Boston,
Massachusetts 02110

Designated Filer: Spectrum Equity Investors IV,
L.P.

Issuer & Ticker Symbol: Consolidated Communications Holdings,
Inc. (CNSL)

Date of Event Requiring Statement: July 21, 2005


Shares Indirectly Beneficially Owned: 598,640

Signature: /s/ James
N. Pepin								    7/21/05

-----------------------------------------------------------------------

James N. Pepin, by power of attorney for Spectrum Equity Associates III,
L.P.

Name:    SEI III Entrepreneurs' LLC


Address: c/o Spectrum Equity Investors
	    One International Place

Boston, Massachusetts 02110

Shares Indirectly Beneficially Owned:
18,708

Designated Filer: Spectrum Equity Investors IV, L.P.


Issuer & Ticker Symbol: Consolidated Communications Holdings, Inc. (CNSL)


Date of Event Requiring Statement: July 21, 2005


Signature:
/s/  James N. Pepin								  7/21/05

		---------------------------------------------------------------------

		James N. Pepin, by power of attorney for SEI III Entrepreneurs' LLC




Name:    Kevin J. Maroni

Address: c/o Spectrum Equity
Investors
	    One International Place
	    Boston, Massachusetts 02110


Shares Directly Beneficially Owned:  0

Designated Filer: Spectrum
Equity Investors IV, L.P.

Issuer & Ticker Symbol: Consolidated
Communications Holdings, Inc. (CNSL)

Date of Event Requiring
Statement: July 21, 2005


Signature: /s/ James N. Pepin
7/21/05

		---------------------------------------------------------------------

	    James N. Pepin, by power of attorney for Kevin J. Maroni, Director

	    Consolidated Communications Holdings, Inc.